RESTRUCTURING AND ASSET IMPAIRMENTS	12 Months Ended
Dec. 29, 2012
Restructuring and Related Activities [Abstract]
RESTRUCTURING AND ASSET IMPAIRMENTS
RESTRUCTURING AND ASSET IMPAIRMENTS
A summary of the restructuring reserve activity from December 29, 2012 to December 28, 2013 is as follows (in millions):

	12/29/2012	Net Additions (Reversals)	Usage	Currency	12/28/2013
2013 Actions
Severance and related costs	$—	$178.0	$(26.7)	$3.5	$154.8
Asset impairments	—	18.7	(18.7)	—	—
Facility closures and other	—	27.1	(17.7)	0.4	9.8
Subtotal 2013 actions	—	223.8	(63.1)	3.9	164.6
Pre-2013 Actions
Severance and related costs	112.1	(48.7)	(46.0)	—	17.4
Facility closures and other	13.1	1.0	(2.3)	—	11.8
Subtotal Pre-2013 actions	125.2	(47.7)	(48.3)	—	29.2
Total	$125.2	$176.1	$(111.4)	$3.9	$193.8

2013 Actions: During 2013, the Company continued with restructuring activities primarily associated with the Black & Decker merger, Niscayah and other acquisitions, as well as other cost reduction actions, and recognized $176.1 million of net restructuring charges. Of those charges, $178.0 million relates to severance charges associated with the reduction of approximately 2,700 employees, which was partially offset by reversals of $48.7 million primarily due to the termination of a previously approved restructuring action due to a shifting political and economic landscape in certain European countries. Also included in those charges are facility closure costs of $28.1 million and asset impairment charges of $18.7 million.
Of the $193.8 million reserves remaining as of December 28, 2013, the majority are expected to be utilized by the end of 2014.
Segments: The $176.1 million of net charges recognized in 2013 includes: $32.8 million pertaining to the CDIY segment; $12.1 million pertaining to the Industrial segment; $94.0 million pertaining to the Security segment; and $37.2 million pertaining to Corporate charges.